UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2008

Pet DRx Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51596	56-2517815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Centerview Drive, Suite 360, Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   615-369-1914

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2008, Zubeen Shroff, who has served as Vice Chairman of the Board of Directors of Pet DRx Corporation (the "Company") since January 2008, informed the Company of his decision to resign from the Board of Directors of the Company (the "Board") effective immediately in order to devote more time to his duties as Managing Director of Galen Partners. Mr. Shroff also served as Chairman of the Compensation Committee of the Board.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Copy of press release dated December 23, 2008 issued by Pet DRx Corporation.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pet DRx Corporation (Registrant)
December 23, 2008 (Date)	/s/ GEORGE A. VILLASANA George A. Villasana Executive Vice President, General Counsel & Secretary